Exhibit 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Mar-05                                                          31-Mar-05

   Distribution Date:     BMW Vehicle Owner Trust 2003-A               Period #
   25-Apr-05              ------------------------------                     24


   -------------------------------------------------------------------------------------------------------------

   Balances
   -------------------------------------------------------------------------------------------------------------
                                                                   Initial      Period End
      Receivables                                           $1,643,640,298    $520,674,781
      Reserve Account                                          $12,327,302      $9,111,809
      Yield Supplement Overcollateralization                    $9,034,825      $3,019,040
      Class A-1 Notes                                         $380,000,000              $0
      Class A-2 Notes                                         $455,000,000              $0
      Class A-3 Notes                                         $470,000,000    $188,050,268
      Class A-4 Notes                                         $296,913,000    $296,913,000
      Class B Notes                                            $32,692,000     $32,692,000

   Current Collection Period
   -------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                       $554,961,620
      Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                     $19,503,076
           Receipts of Pre-Paid Principal                      $13,942,891
   E.      Liquidation Proceeds                                   $514,999
           Principal Balance Allocable to Gross Charge-offs       $325,873
        Total Receipts of Principal                            $34,286,839

        Interest Distribution Amount
           Receipts of Interest                                 $2,384,560
           Servicer Advances                                       $15,119
           Reimbursement of Previous Servicer Advances                  $0
           Accrued Interest on Purchased Receivables                    $0
           Recoveries                                             $112,538
           Net Investment Earnings                                 $18,083
        Total Receipts of Interest                              $2,530,300

        Release from Reserve Account                                    $0

      Total Distribution Amount                                $36,491,267

      Ending Receivables Outstanding                          $520,674,781

   Servicer Advance Amounts
   -------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance     $229,663
      Current Period Servicer Advance                              $15,119
      Current Reimbursement of Previous Servicer Advance                $0
      Ending Period Unreimbursed Previous Servicer Advances       $244,783

   Collection Account
   -------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                           $36,491,267
      Withdrawals from Collection Account
        Servicing Fees                                            $462,468
        Class A Noteholder Interest Distribution                  $985,134
        First Priority Principal Distribution                           $0
        Class B Noteholder Interest Distribution                   $79,823
        Regular Principal Distribution                         $34,099,657
        Reserve Account Deposit                                         $0
        Unpaid Trustee Fees                                             $0
        Excess Funds Released to Depositor                        $864,184
      Total Distributions from Collection Account              $36,491,267


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
   Excess Funds Released to the Depositor
   -------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                              $600,020
        Release from Collection Account                           $864,184
      Total Excess Funds Released to the Depositor              $1,464,204

   Note Distribution Account
   -------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account             $35,164,614
      Amount Deposited from the Reserve Account                         $0
      Amount Paid to Noteholders                               $35,164,614

   Distributions
   -------------------------------------------------------------------------------------------------------------


      Monthly Principal Distributable Amount               Current Payment  Ending Balance Per $1,000    Factor
      Class A-1 Notes                                                   $0              $0     $0.00      0.00%
      Class A-2 Notes                                                   $0              $0     $0.00      0.00%
      Class A-3 Notes                                          $34,099,657    $188,050,268    $72.55     40.01%
      Class A-4 Notes                                                   $0    $296,913,000     $0.00    100.00%
      Class B Notes                                                     $0     $32,692,000     $0.00    100.00%

      Interest Distributable Amount                        Current Payment      Per $1,000
      Class A-1 Notes                                                   $0           $0.00
      Class A-2 Notes                                                   $0           $0.00
      Class A-3 Notes                                             $359,142           $0.76
      Class A-4 Notes                                             $625,992           $2.11
      Class B Notes                                                $79,823           $2.44



   Carryover Shortfalls
   -------------------------------------------------------------------------------------------------------------
                                                                    Prior
                                                               Period Carryover   Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                            $0              $0               $0
      Class A-2 Interest Carryover Shortfall                            $0              $0               $0
      Class A-3 Interest Carryover Shortfall                            $0              $0               $0
      Class A-4 Interest Carryover Shortfall                            $0              $0               $0
      Class B Interest Carryover Shortfall                              $0              $0               $0


   Receivables Data
   -------------------------------------------------------------------------------------------------------------

                                                          Beginning Period      Ending Period
      Number of Contracts                                           37,914          36,717
      Weighted Average Remaining Term                                30.96           30.02
      Weighted Average Annual Percentage Rate                        5.18%           5.17%

      Delinquencies Aging Profile End of Period              Dollar Amount      Percentage
        Current                                               $465,004,774          89.31%
        1-29 days                                              $45,481,829           8.74%
        30-59 days                                              $7,476,847           1.44%
        60-89 days                                              $1,242,910           0.24%
        90-119 days                                               $349,089           0.07%
        120-149 days                                            $1,119,332           0.21%
        Total                                                 $520,674,781         100.00%
        Delinquent Receivables +30 days past due               $10,188,178           1.96%


      Write-offs
        Gross Principal Write-Offs for Current Period             $325,873
        Recoveries for Current Period                             $112,538
        Net Write-Offs for Current Period                         $213,334

        Cumulative Realized Losses                              $6,338,221


      Repossessions                                          Dollar Amount           Units
        Beginning Period Repossessed Receivables Balance        $1,577,988              83
        Ending Period Repossessed Receivables Balance           $1,424,676              74
        Principal Balance of 90+ Day Repossessed Vehicles         $184,458               6


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
   Yield Supplement Overcollateralization
   -------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                          $3,206,221
      Beginning Period Amount                                   $3,206,221
      Ending Period Required Amount                             $3,019,040
      Current Period Release                                      $187,182
      Ending Period Amount                                      $3,019,040
      Next Distribution Date Required Amount                    $2,837,375

   Reserve Account
   -------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                          $9,711,828
      Beginning Period Amount                                   $9,711,828
      Net Investment Earnings                                      $18,083
      Current Period Deposit                                            $0
      Current Period Release to Collection Account                      $0
      Current Period Release to Depositor                         $600,020
      Ending Period Required Amount                             $9,111,809
      Ending Period Amount                                      $9,111,809

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